BLACKROCK VARIABLE SERIES, INC.

BlackRock Large Cap Value V.I. Fund

(the “Fund”)

Supplement dated June 1, 2012
to the Prospectus dated May 1, 2012

and Statement of Additional Information dated May 1, 2012

Effective June 1, 2012, the Fund’s Prospectus and Statement of Additional Information are amended as set forth below:

The section of the Prospectus entitled “Management of the Funds – BlackRock” is supplemented to include the following information:

For BlackRock Large Cap Value V.I. Fund, BlackRock has agreed to voluntarily waive 0.10% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is supplemented to include the following information:

For BlackRock Large Cap Value V.I. Fund, effective June 1, 2012, the Manager has agreed to voluntarily waive 0.10% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-VAR-0612SUP